                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                       1-9924                         52-1568099
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

   399 Park Avenue, New York, New York                                   10043
(Address of principal executive offices)                              (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

Exhibit No.   Description
-----------   -----------
    1.01      Underwriting Agreement, dated June 26, 2006, among Citigroup Inc.
              (the "Company"), Citigroup Capital XIV and the underwriters named therein, relating to the offer and sale of Citigroup Capital XIV's
              6.875% Enhanced Capital Securities due 2066.

    4.01      Indenture, dated June 30, 2006, between the Company and JPMorgan
              Chase Bank, N.A.

    4.02      Amended and Restated Declaration of Trust for Enhanced Capital
              Securities for Citigroup Capital XIV.

    4.03      Capital Replacement Covenant by the Company, dated as of June 30,
              2006, relating to the Enhanced Capital Securities due 2066.

   99.01      Opinion regarding certain tax matters.


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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006                    CITIGROUP INC.


                                        By: /s/ Charles E. Wainhouse
                                            ------------------------------------
                                            Charles E. Wainhouse
                                            Assistant Treasurer


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

                                  EXHIBIT INDEX

Exhibit
 Number
-------
   1.01   Underwriting Agreement, dated June 26, 2006, among the Company,
          Citigroup Capital XIV and the underwriters named therein, relating to the offer and sale of Citigroup Capital XIV's 6.875% Enhanced Capital
          Securities due 2066.

   4.01   Indenture, dated June 30, 2006, between the Company and JPMorgan Chase
          Bank, N.A.

   4.02   Amended and Restated Declaration of Trust for Enhanced Capital
          Securities for Citigroup Capital XIV.

   4.03   Capital Replacement Covenant by the Company, dated as of June 30,
          2006, relating to the Enhanced Capital Securities due 2066.

  99.01   Opinion regarding certain tax matters.


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